Exhibit 99.2

MORTGAGE SECURITIES AND LOANS COLLATERALIZING MORTGAGE SECURITIES

As of September 30, 2006

Table 1 – Summary of Securitizations (dollars in thousands)

		Loan Collateral
						Remaining
						Prepayment
						Penalty	Asset-Backed Bonds
						Period		Weighted
				Weighted		(in years)		Average	Estimated
Securitization	Issue	Original	Current	Average	Prepayment	for Loans w/	Remaining	Interest	Months
Trust	Date	Principal	Principal	Coupon	Penalty	Penalty	Principal (A)	Rate (A)	to Call

NMFT 2002-1	3/28/2002	$499,998	$46,270	9.65%	47%	0.14	$ (B)	(B)	(B)
NMFT 2002-2	6/28/2002	310,000	29,503	10.09%	45%	0.24	29,701	6.05%	5
NMFT 2002-3	9/27/2002	750,003	80,429	8.96%	38%	0.34	76,874	5.71%	3
NMFT 2003-1	2/27/2003	1,300,141	190,152	8.18%	37%	0.42	176,841	6.22%	12
NMFT 2003-2	6/12/2003	1,499,998	236,886	7.98%	40%	0.60	226,226	6.22%	14
NMFT 2003-3	9/16/2003	1,499,374	315,644	7.68%	44%	0.72	304,493	6.74%	25
NMFT 2003-4	11/20/2003	1,499,732	299,684	8.19%	41%	0.67	282,214	6.50%	17
NMFT 2004-1	3/11/2004	1,750,000	357,450	9.04%	53%	0.58	335,197	6.28%	14
NMFT 2004-2	6/16/2004	1,399,999	320,916	8.87%	51%	0.70	295,716	6.21%	16
NMFT 2004-3	9/9/2004	2,199,995	630,324	9.47%	45%	0.67	588,324	6.22%	19
NMFT 2004-4	11/18/2004	2,500,000	975,189	7.92%	39%	0.32	945,331	6.00%	20
NMFT 2005-1	2/22/2005	2,100,000	1,045,194	7.60%	73%	0.45	1,043,888	5.75%	23
NMFT 2005-2	5/27/2005	1,799,992	1,083,498	7.65%	72%	0.66	1,074,498	5.76%	49
NMFT 2005-3	9/22/2005	2,499,983	1,752,279	7.46%	70%	0.83	1,684,780	5.68%	36
NMFT 2005-4	12/15/2005	1,599,999	1,257,568	7.91%	69%	0.99	1,204,768	5.65%	41
NMFT 2006-2	6/19/2006	1,021,102	956,873	8.78%	66%	1.24	938,572	5.51%	47
NMFT 2006-3	6/29/2006	1,100,000	1,066,737	8.98%	66%	1.34	1,041,988	5.52%	49
NMFT 2006-4	8/29/2006	1,025,359	1,014,261	9.26%	58%	1.27	983,550	5.76%	49
NMFT 2006-5 (C)	9/28/2006	740,283	738,814	9.37%	62%	1.42	1,266,931	5.92%	51
Total		$27,095,958	$12,397,671	8.32%	61%	0.86	$12,499,892	5.84%

(A)	Does not include subordinated bonds retained by the Company.

(B)	On October 25, 2006 the Company exercised its call right for the NMFT Series 2002-1 securitization trust.

(C)

All of the bonds, net of what the Company retained, were sold to third party investors at the date of the initial close of the securitization, but the Company did not deliver the remaining $559.7 million of loans collateralizing NMFT Series 2006-5 until October 20, 2006.

MORTGAGE SECURITIES AND LOANS COLLATERALIZING MORTGAGE SECURITIES

As of September 30, 2006

Table 2 — Loans Collateralizing Mortgage Securities by FICO Score

(dollars in thousands)

FICO Score	Current Principal	Weighted Average Coupon	Original Weighted Average Loan-to-Value
FICO score not available	$ 8,110	10.05%	69.3%
540 and below	914,475	9.66%	77.3%
540 to 579	1,886,489	9.08%	79.6%
580 to 619	2,631,093	8.60%	82.3%
620 to 659	2,862,217	8.05%	82.3%
660 and above	4,095,287	7.66%	82.8%
	$ 12,397,671	8.32%	81.7%

Table 3 — Loans Collateralizing Mortgage Securities by Geographic Concentration

Percent of Current Principal

Collateral Location
Florida	19%
California	16%
All other states	65%
Total	100%

Table 4 — Loans Collateralizing Mortgage Securities

Carrying Value of Loans by Product/Type (in thousands)

Product/Type		Percent of Total
2-Year Fixed	$ 6,252,152	50%
30-Year Fixed	2,254,410	18%
2-Year Fixed Interest-only	1,735,051	14%
2-Year Fixed 40/30	596,391	5%
30/15-Year Fixed	446,933	4%
15-Year Fixed	366,719	3%
3-Year Fixed	308,726	2%
Other Products	437,289	4%
Outstanding principal	$ 12,397,671	100%

MORTGAGE LOANS HELD-FOR-SALE AND HELD-IN-PORTFOLIO

As of September 30, 2006

Table 1 — Mortgage Loans by FICO Score

(dollars in thousands)

FICO Score	Current Principal	Weighted Average Coupon	Original Weighted Average Loan-to-Value
Held-for-sale:
FICO score not available	$ 921	9.97%	70.1%
540 and below	123,074	10.08%	80.2%
540 to 579	251,444	9.78%	83.0%
580 to 619	360,987	9.31%	85.0%
620 to 659	339,564	8.85%	84.8%
660 and above	383,880	8.16%	84.4%
	$ 1,459,870	9.05%	84.0%

Held-in-portfolio:
FICO score not available	$ 15,240	7.62%	73.6%
540 and below	95,476	9.78%	75.0%
540 to 579	192,767	9.36%	78.1%
580 to 619	296,823	8.90%	80.7%
620 to 659	409,795	8.20%	79.3%
660 and above	1,356,591	7.84%	77.2%
	$ 2,366,692	8.23%	78.0%

Table 2 — Mortgage Loans by Geographic Concentration

Percent of Current Principal

Collateral Location	Held-for-sale
Florida	18%
California	10%
Ohio	6%
Michigan	5%
All other states	61%
Total	100%

Collateral Location	Held-in-portfolio
California	42%
Florida	18%
All other states	40%
Total	100%